DELAWARE
INVESTMENTS(SM)                                  Delaware Growth and Income Fund
--------------
A member of Lincoln Financial Group(R)







Total Return




                             [TOTAL RETURN ARTWORK]







                                                         2001 SEMI-ANNUAL REPORT

TABLE OF CONTENTS
-----------------

Letter to Shareholders          1

Portfolio Management
Review                          3

Performance Summary             6

Financial Statements

  Statement of Net Assets       7

  Statement of Operations       9

  Statements of Changes in
  Net Assets                   10

  Financial Highlights         11

  Notes to Financial
  Statements                   15

A TRADITION OF SOUND INVESTING SINCE  1929
------------------------------------------

A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $83 billion in assets as of June 30, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C) Delaware Distributors, L.P.

Dear Shareholder


June 1, 2001

Recap of Events -- For the past several months, Delaware Investments' Chief Investment Officer of Equities, Bill Dodge, has been telling investors that a large number of U.S. equities have reached attractive valuations following the extended downturn, and has been predicting stronger stock market performance. By the end of May 2001, it appeared that Bill's market calls were right on the money. At that point, U.S. stocks were finishing a two-month run of stronger performance that substantiated such bullish outlooks. Bill remains convinced that the Federal Reserve's interest rate cuts during the first part of 2001 will have a positive effect on the economy later this year, and that the worst is generally over for U.S. stocks.

During the spring, forecasts for the U.S. economy gradually began to brighten. Investors, hungry for any positive word on the economy, reacted with enthusiasm and the market set off on a run upward. The technology-heavy Nasdaq Composite Index, which suffered to a far greater extent than other prominent stock indexes during the prior year, ran up more than 40% between April 4 and May 22.

This performance hardly made up for the 70% decline the Nasdaq experienced since its March 2000 high. Still, the six-week rebound marked the fastest rise by any major U.S. stock index since the late summer of 1932, when the market began its swift ascent from the lows of the Great Depression (Source: Birinyi Associates).

Prior to the onset of this stronger performance, Delaware Investments was reminding investors that stock market recoveries often precede full economic recovery. Conventional wisdom on Wall Street says that, in times of recovery, the market tends to lead the economy by about four months. We believe that such a scenario has taken shape this spring. It appears that investors discovered newfound confidence at a time when economic indicators were still mixed and corporate profit shortfalls were still the norm.

Total Return
For the period ended May 31, 2001                       Six Months
--------------------------------------------------------------------------------
Delaware Growth and Income Fund -- Class A Shares         +6.69%
--------------------------------------------------------------------------------
Lipper Equity Income Funds Average (224 funds)            +5.23%
Standard & Poor's 500 Index                               -3.90%
S&P 500/BARRA Value Index                                 +6.05%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of distributions. Performance information for all Fund classes can be found on page 6. The Lipper category represents the average returns of equity income funds tracked by Lipper (Source: Lipper Inc.) The Standard & Poor's 500 Index is an unmanaged composite of large-capitalization U.S. companies. The S&P 500/BARRA Value Index tracks those S&P 500 companies with low ratios of book value to market capitalization. You cannot invest directly in an index. Past performance is not a guarantee of future results.

"WE THINK INVESTORS

HAVE PLENTY OF REASONS

TO BE OPTIMISTIC."

At the end of the six-month period ended May 31, 2001, corporate earnings outlooks for the second and third quarters of 2001 remained cloudy, and threatened to keep the stock market rebound in check. Yet occasional signs of clearing on the economic horizon allowed frustrated investors to envision positive long-term returns for stocks.

Delaware Growth and Income Fund returned +6.69% (Class A shares at net asset value with distributions reinvested) for the six months ended May 31, 2001. By comparison, the Lipper Equity Income Funds Average gained 5.23% during the same period while the Fund's benchmark -- the S&P 500 Index -- lost 3.90%.

Market Outlook -- In our opinion, stock market volatility is likely to remain over the next few months, but the long-term stock investing environment is generally quite attractive.

We think investors have plenty of reasons to be optimistic. The Fed's monetary policy is still accommodative and Congress has passed a Federal tax cut. Perhaps most importantly, stock valuations appear much more reasonable than they were six months or one year ago. Overall, stock valuations have contracted to more attractive levels and we believe investment opportunities are emerging across a wide spectrum of industries.

We expect to see more weakness in corporate earnings reports during the second and third quarters of 2001. However, we believe that the Fed is achieving a soft landing for the economy and expect to see accelerated earnings growth later this year.

Investors have endured very challenging markets in recent times. Such stock market volatility often creates a need for rebalancing asset allocations. We encourage mutual fund investors to consult their financial advisors this summer to review their portfolios and their long-term investment objectives.

On the pages that follow, your Fund's manager discusses performance for the fiscal period. As always, we thank you for remaining committed to Delaware Investments.


Sincerely,




/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
--------------------------------          --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

          John B. Fields
Senior Portfolio Manager

            June 1, 2001


"YOUR FUND HAS

CONTINUED TO REAP THE

BENEFITS OF ITS BROAD

DIVERSIFICATION ACROSS

INDUSTRIES, A STRATEGY

THAT WE BEGAN TO

PURSUE MORE THAN

12 MONTHS AGO."


PORTFOLIO MANAGEMENT REVIEW
---------------------------


The Fund's Results
Delaware Growth and Income Fund produced a 6.69% return in the first six months of the 2001 fiscal year (Class A shares at net asset value with distributions reinvested). By comparison, the Lipper Equity Income Funds Average rose 5.23% for the same period, while the S&P 500 Index was down 3.90%.

Your Fund has continued to reap the benefits of its broad diversification across industries, a strategy that we began to pursue more than 12 months ago. Since the beginning of 2001, we have increased our commitment to quality stock selection by adding to our team of research analysts and fine tuning our stock selection screens for even greater effectiveness. Our increased staff of analysts has given us a greater focus on fundamental research within Delaware Growth and Income Fund. This has allowed us to relax some of the specific quantitative criteria we have used in the past to find attractively priced stocks for the Fund, in turn leading to further diversification of the portfolio. It has also allowed the Fund to become more fluid and able capitalize more quickly on changing market conditions.

We believe that the market downturn in 2000 and early 2001 created an array of opportunities for value investors. Given market conditions, we feel that current stock selection is bound to be an integral factor in determining the future success of the portfolio.

Portfolio Highlights
Since the beginning of our fiscal year, individual stock selection played a larger role in determining performance than did sector selection, as corporate profits have been down across the board, with most U.S. industries feeling the effects of economic slowing. We have continued to select Old Economy stocks that have been applying new technologies to help streamline their operations and enhance their bottom lines. We believe there are many companies that fit this general profile, and are poised to deliver better than expected earnings in the current poor economic environment.

In selecting stocks for the portfolio, we use a bottom-up approach, beginning our analysis with stock screens to identify companies with the potential to outperform the competition. We believe that this fundamental analysis was crucial to your Fund's performance during the period.

Late in 2000, we reduced our holdings in non-economically sensitive stocks such as food and beverage, healthcare, and utilities. During the recent fiscal period, we used the proceeds from those reductions to increase our exposure to economically sensitive stocks, including consumer cyclicals and other non-technology sectors.

Generally this strategy proved beneficial. Our slightly heavier weighting than the benchmark in economically sensitive basic materials stocks includes Alcoa, Caterpillar, and Minnesota Mining and Manufacturing. Each of these stocks was a strong performer during the period. Other positive performers for the Fund included Federated Department Stores, Target, Carnival Cruise Lines, and McGraw-Hill.

On the down side, our exposure to the healthcare industry and the telecommunications services industry detracted from performance during the period. Although we hold relatively few telecommunications stocks, the Fund's performance in the sector was less than stellar, particularly among regional Bell operating companies, such as SBC Communications and Verizon Communications. Despite overall negative performance in our healthcare and pharmaceuticals sector, the Fund did receive positive performance from healthcare companies American Home Products and Baxter International. This underscores our assertion that individual stock selection played a larger role than sector analysis during the period.

Increased awareness of the energy problems facing North America led to a growing malaise among energy stocks during the period. While the energy sector performed poorly, both Halliburton and Baker Hughes were relatively positive for the Fund. In our opinion, both companies have solid management that has allowed them to outperform during the economic slowdown.

Outlook
We believe that the uncertainty of corporate earnings will continue to impact overall market conditions throughout the remainder of 2001. Until we see concrete evidence of a sustainable recovery, we remain cautiously optimistic. In our opinion, portfolio structure is key to a strong second half of the year and we will adhere to our focus on quality stock selection.

Delaware Growth and Income Fund
Top 10 Holdings
As of May 31, 2001


Company                     Industry                    Percentage of Net Assets
--------------------------------------------------------------------------------
General Electric            Electronics & Electrical               3.0%
                            Equipment
--------------------------------------------------------------------------------
The McGraw-Hill Companies   Cable, Media & Publishing              2.5%
--------------------------------------------------------------------------------
J.P. Morgan Chase           Banking & Finance                      2.4%
--------------------------------------------------------------------------------
Citigroup                   Banking & Finance                      2.1%
--------------------------------------------------------------------------------
Bank of America             Banking & Finance                      2.1%
--------------------------------------------------------------------------------
Exxon Mobil                 Energy                                 2.1%
--------------------------------------------------------------------------------
Caterpillar                 Industrial Machinery                   1.9%
--------------------------------------------------------------------------------
Kimberly-Clark              Consumer Products                      1.9%
--------------------------------------------------------------------------------
Mellon Financial            Banking & Finance                      1.8%
--------------------------------------------------------------------------------
Alcoa                       Metals & Mining                        1.8%
--------------------------------------------------------------------------------

FUND BASICS
-----------
As of May 31, 2001

Fund Objective
The Fund seeks capital appreciation
with current income as a secondary
objective.

Total Fund Net Assets
$836.14 million

Number of Holdings
76

Fund Start Date
August 27, 1986

Your Fund Management
John B. Fields has 28 years'
experience in investment
management. He holds a bachelor's
degree and an MBA from Ohio
State University. Before joining
Delaware Investments in 1992, he
was Director of Domestic Equity
Risk Management at DuPont.
Mr. Fields is a CFA charterholder.

Nasdaq Symbols
Class A DEDTX
Class B DEOBX
Class C DTRCX



DELAWARE GROWTH AND INCOME FUND PERFORMANCE
--------------------------------------------------------------------------------

Average Annual Total Returns
Through May 31, 2001              Lifetime    10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 8/27/86)
 Excluding Sales Charge           +12.15%     +12.25%     +10.74%      +7.93%
 Including Sales Charge           +11.70%     +11.59%     +9.44%       +1.71%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
 Excluding Sales Charge           +12.70%                 +9.96%       +7.15%
 Including Sales Charge           +12.70%                 +9.68%       +2.15%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
 Excluding Sales Charge           +10.92%                 +9.98%       +7.16%
 Including Sales Charge           +10.92%                 +9.98%       +6.16%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

The average annual total returns for the lifetime, 10-year, five-year, and one-year periods ended May 31, 2001 for Delaware Growth and Income Fund's Institutional Class shares were +12.32%, +12.51 +11.07%, and +8.23%, respectively. The Institutional Class shares were first made available on 7/26/93 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to 7/26/93 for Delaware Growth and Income Fund is based on Class A performance adjusted to eliminate the sales charges.

SEC yields for Class A, B, C, and Institutional Class shares were +0.40%, -0.26%, -0.26%, and +0.72%, respectively, as of May 31, 2001.

Nasdaq Symbol Institutional Class: DERIX

Statement of Net Assets

DELAWARE GROWTH AND INCOME FUND
-------------------------------

                                                    Number of      Market
May 31, 2001 (Unaudited)                            Shares         Value
--------------------------------------------------------------------------------

 Common Stock - 97.88%
 Aerospace & Defense - 1.74%
 Boeing ...........................................  72,100    $ 4,534,369
 Northrop ......................................... 112,900     10,021,004
                                                               -----------
                                                                14,555,373
                                                               -----------

 Automobiles & Automotive Parts - 1.40%
 General Motors ................................... 205,100     11,670,190
                                                               -----------
                                                                11,670,190
                                                               -----------
 Banking & Finance - 20.81%
 American Express ................................. 205,400      8,651,448
 Bank of America .................................. 299,448     17,742,294
 Bank of New York ................................. 163,400      8,923,274
 Citigroup ........................................ 347,700     17,819,624
 Fannie Mae ....................................... 120,500      9,934,020
 First Union ...................................... 205,700      6,633,825
 Fleet Boston Financial ........................... 265,000     11,021,350
 Freddie Mac ...................................... 161,300     10,678,060
 J.P. Morgan Chase ................................ 402,850     19,800,077
 Mellon Financial ................................. 327,100     14,987,722
 Merrill Lynch & Company .......................... 135,200      8,783,944
 Morgan Stanley Dean Witter ....................... 125,600      8,165,256
 PNC Financial Group .............................. 177,100     12,264,175
 U.S. Bancorp ..................................... 378,423      8,438,833
 Wells Fargo ...................................... 215,000     10,122,200
                                                               -----------
                                                               173,966,102
                                                               -----------
 Cable, Media & Publishing - 4.09%
 Gannett .......................................... 202,500     13,421,700
 McGraw-Hill ...................................... 323,500     20,749,290
                                                               -----------
                                                                34,170,990
                                                               -----------
 Chemicals - 1.93%
 Air Products & Chemicals ......................... 203,700      9,527,049
 Dow Chemical ..................................... 183,600      6,574,716
                                                               -----------
                                                                16,101,765
                                                               -----------
 Computers & Technology - 6.26%
 Compaq Computer .................................. 582,500      9,314,175
+EMC .............................................  237,800      7,514,480
 First Data ....................................... 207,600     13,620,636
 International Business Machines .................. 126,200     14,109,160
+Micron Technology ...............................  207,400      7,777,500
                                                               -----------
                                                                52,335,951
                                                               -----------
 Consumer Products - 3.93%
 Avon Products .................................... 134,700      5,894,472
 Kimberly-Clark ................................... 258,800     15,644,460
 Procter & Gamble ................................. 176,400     11,331,936
                                                               -----------
                                                                32,870,868
                                                               -----------

                                                   Number of      Market
                                                   Shares         Value
--------------------------------------------------------------------------------
Common Stock (continued)
Electronics & Electrical Equipment - 7.05%
Emerson Electric .................................. 150,100    $10,163,271
General Electric .................................. 505,600     24,774,400
Intel ............................................. 201,500      5,442,515
Motorola .......................................... 736,100     10,820,670
Texas Instruments ................................. 227,900      7,775,948
                                                               -----------
                                                                58,976,804
                                                               -----------
Energy - 7.26%
Baker Hughes ...................................... 167,400      6,595,560
Chevron ........................................... 135,700     13,033,985
Exxon Mobil ....................................... 196,777     17,463,959
Halliburton ....................................... 207,700      9,707,898
Schlumberger Limited .............................. 102,700      6,473,181
Williams .......................................... 187,600      7,391,440
                                                               -----------
                                                                60,666,023
                                                               -----------
Food, Beverage & Tobacco - 2.62%
Anheuser Busch .................................... 224,200      9,864,800
PepsiCo ........................................... 268,700     12,027,012
                                                               -----------
                                                                21,891,812
                                                               -----------
Healthcare & Pharmaceuticals - 7.84%
American Home Products ............................ 220,600     13,963,980
Baxter International .............................. 175,000      8,641,500
Bristol-Myers Squibb .............................. 238,700     12,947,088
Johnson & Johnson ................................. 112,100     10,868,095
Merck ............................................. 105,000      7,663,950
Schering-Plough ................................... 274,000     11,494,300
                                                               -----------
                                                                65,578,913
                                                               -----------
Industrial Machinery - 4.56%
Caterpillar ....................................... 298,300     16,155,928
Deere ............................................. 297,400     11,110,864
Dover ............................................. 256,900     10,889,991
                                                               -----------
                                                                38,156,783
                                                               -----------
Insurance - 5.67%
Allstate .......................................... 154,400      6,951,088
Cigna .............................................  81,300      7,680,411
Marsh & McLennan .................................. 110,200     11,559,980
SAFECO ............................................ 250,800      7,044,972
XL Capital Limited - Class A ...................... 178,200     14,166,900
                                                               -----------
                                                                47,403,351
                                                               -----------

Leisure, Lodging & Entertainment - 3.27%
Carnival Cruise Lines ............................. 519,400     14,662,662
Starwood Hotels & Resorts Worldwide                 166,500      6,298,695
Walt Disney ....................................... 203,400      6,431,508
                                                               -----------
                                                                27,392,865
                                                               -----------

                                                    Number of      Market
Delaware Growth and Income Fund                     Shares         Value
--------------------------------------------------------------------------------

 Common Stock (continued)
 Metals & Mining - 1.78%
 Alcoa ............................................. 345,800   $ 14,921,270
                                                               ------------
                                                                 14,921,270
                                                               ------------
 Miscellaneous - 1.37%
 Minnesota Mining and Manufacturing ................  96,500     11,442,970
                                                               ------------
                                                                 11,442,970
                                                               ------------
 Paper & Forest Products - 1.65%
 Georgia-Pacific ................................... 214,700      7,611,115
 International Paper ............................... 161,490      6,176,993
                                                               ------------
                                                                 13,788,108
                                                               ------------
 Retail - 5.78%
 +Federated Department Stores ...................... 298,400     13,368,320
 Home Depot ........................................ 181,000      8,921,490
 Intimate Brands ................................... 401,400      6,077,196
 Sears, Roebuck .................................... 216,800      8,645,984
 Target ............................................ 298,500     11,283,300
                                                               ------------
                                                                 48,296,290
                                                               ------------
 Telecommunications - 3.96%
 SBC Communications ................................ 288,811     12,433,314
 Verizon Communications ............................ 191,672     10,513,209
+WorldCom .......................................... 568,800     10,147,392
                                                               ------------
                                                                 33,093,915
                                                               ------------
 Textiles, Apparel & Furniture - 0.81%
 Nike .............................................. 165,600      6,806,160
                                                               ------------
                                                                  6,806,160
                                                               ------------
 Transportation & Shipping - 2.61%
 Tidewater ......................................... 269,600     12,646,936
 Union Pacific ..................................... 160,100      9,205,750
                                                               ------------
                                                                 21,852,686
                                                               ------------
 Utilities - 1.49%
 Duke Energy ....................................... 273,100     12,486,132
                                                               ------------
                                                                 12,486,132
                                                               ------------
 Total Common Stock
   (cost $704,260,850) .............................            818,425,321
                                                               ------------

                                                   Principal
                                                   Amount
                                                   ---------

 Repurchase Agreements - 2.92%
 With BNP Paribas 4.03% 6/1/01
   (dated 5/31/01, collateralized by $4,723,000
   U.S.Treasury Bills due 8/23/01, market value
   $4,684,387 and $3,385,000 U.S. Treasury
   Notes 6.25% due 8/31/02, market
   value $3,529,188) ............................ $8,030,000    $ 8,030,000

 With Chase Manhattan 4.00% 6/1/01
   (dated 5/31/01, collateralized by $8,261,000
   U.S. Treasury Notes 6.125% due 8/31/02,
   market value $8,597,931) .....................  8,381,000      8,381,000

                                                    Principal      Market
                                                    Amount         Value
--------------------------------------------------------------------------------
 Repurchase Agreements (continued)
 With UBS Warburg 4.03% 6/1/01
   (dated 5/31/01, collateralized by $139,000
   U.S. Treasury Notes 14.25% due 2/15/02,
   market value $155,000 and $4,723,000
   U.S. Treasury Notes 6.25% due 6/30/02,
   market value $4,962,298 and $2,362,000
   U.S. Treasury Notes 13.75% due 8/15/04,
   market value $3,081,301) ........................$ 8,030,000      $8,030,000
                                                                   ------------
 Total Repurchase Agreements
   (cost $24,441,000) ..............................                 24,441,000
                                                                   ------------
 Total Market Value of Securities - 100.80%
   (cost $728,701,850) .............................                842,866,321
 Liabilities Net of Receivables and
   Other Assets - (0.80%) ..........................                 (6,728,884)
                                                                   ------------
 Net Assets Applicable to 51,387,241 Shares
   Outstanding - 100.00% ...........................               $836,137,437
                                                                   ============
 Net Asset Value - Delaware Growth and
   Income Fund Class A
   ($574,586,906 / 35,272,635 Shares) ..............                     $16.29
                                                                         ------
 Net Asset Value - Delaware Growth and
   Income Fund Class B
   ($151,925,731 / 9,377,890 Shares) ...............                     $16.20
                                                                         ------
 Net Asset Value - Delaware Growth and
   Income Fund Class C
   ($29,953,740 / 1,852,821 Shares) ................                     $16.17
                                                                         ------
 Net Asset Value - Delaware Growth and
   Income Fund Institutional Class
   ($79,671,060 / 4,883,895 Shares) ................                     $16.31
                                                                         ------
 Components of Net Assets at May 31, 2001:
 Shares of beneficial interest (unlimited
   authorization - no par) .........................               $752,327,828

 Undistributed net investment income                                  1,141,960

 Accumulated net realized loss
   on investments ..................................                (31,496,822)
 Net unrealized appreciation of investments                         114,164,471
                                                                   ------------
 Total net assets ..................................               $836,137,437
                                                                   ============

----------
+Non-income producing security for the period ended May 31, 2001.

 Net Asset Value and Offering Price per Share -
   Delaware Growth and Income Fund
 Net asset value Class A (A) .......................                     $16.29
 Sales charge (5.75% of offering price or
   6.08% of amount invested per share)(B) ..........                       0.99
                                                                         ------

 Offering price ....................................                     $17.28
                                                                         ======
----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.


                             See accompanying notes

Statement of Operations



Period Ended May 31, 2001 (Unaudited)                                                           Delaware Growth and Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends ......................................................................                   $7,063,480
Interest .......................................................................                      317,941      $ 7,381,421
                                                                                                   ----------      -----------



Expenses:
Management fees ................................................................                    2,602,377
Distribution expense ...........................................................                    1,743,303
Dividend disbursing and transfer agent fees and expenses .......................                    1,098,165
Reports and statements to shareholders .........................................                      253,600
Accounting and administration expenses .........................................                      179,559
Registration fees ..............................................................                       70,000
Professional fees ..............................................................                       22,000
Custodian fees .................................................................                       22,643
Trustees' fees .................................................................                       14,800
Other ..........................................................................                      102,996        6,109,443
                                                                                                    ---------
Less expenses paid indirectly ..................................................                                       (16,102)
                                                                                                                   -----------
Total expenses .................................................................                                     6,093,341
                                                                                                                   -----------


Net Investment Income                                                                                                1,288,080
                                                                                                                   -----------


Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments ...............................................                                    53,181,913
Net change in unrealized appreciation/depreciation of investments ..............                                    (1,675,752)
                                                                                                                   -----------


Net Realized and Unrealized Gain on Investments ................................                                    51,506,161
                                                                                                                   -----------


Net Increase in Net Assets Resulting from Operations ...........................                                   $52,794,241
                                                                                                                   ===========


                             See accompanying notes

Statements of Changes in Net Assets


                                                                                        Delaware Growth and Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Six Months      Year
                                                                                             Ended         Ended
                                                                                            05/31/01      11/30/00
                                                                                           (Unaudited)

Increase (Decrease) in Net Assets from Operations:
Net investment income ..........................................................        $  1,288,080    $  8,738,993
Net realized gain (loss) on investments ........................................          53,181,913     (80,979,698)
Net change in unrealized appreciation/depreciation of investments ..............          (1,675,752)     49,728,352
                                                                                        -----------------------------
Net increase (decrease) in net assets resulting from operations ................          52,794,241     (22,512,353)
                                                                                        -----------------------------

Distributions to Shareholders from:
Net investment income:
  Class A ......................................................................            (412,041)     (9,917,059)
  Class B ......................................................................                  --      (1,197,543)
  Class C ......................................................................                  --        (248,522)
  Institutional Class ..........................................................            (115,035)     (1,848,125)

Net realized gain on investments:
  Class A ......................................................................                  --     (40,009,417)
  Class B ......................................................................                  --      (9,736,999)
  Class C ......................................................................                  --      (2,029,409)
  Institutional Class ..........................................................                  --      (5,465,413)
                                                                                        -----------------------------
                                                                                            (527,076)    (70,452,487)
                                                                                        -----------------------------

Capital Share Transactions:
Proceeds from shares sold:
  Class A ......................................................................          23,640,047      65,511,520
  Class B ......................................................................          15,068,865      23,264,140
  Class C ......................................................................           4,249,731       8,959,524
  Institutional Class ..........................................................          11,278,521      29,585,765

Net asset value of shares issued upon reinvestment of distributions:
  Class A ......................................................................             380,371      47,078,104
  Class B ......................................................................                 554      10,409,183
  Class C ......................................................................                   3       2,195,936
  Institutional Class ..........................................................             115,034       7,313,539
                                                                                        -----------------------------
                                                                                          54,733,126     194,317,711
                                                                                        -----------------------------

Cost of shares repurchased:
  Class A ......................................................................         (63,657,328)   (341,192,425)
  Class B ......................................................................         (13,896,082)    (88,835,882)
  Class C ......................................................................          (4,435,722)    (24,367,025)
  Institutional Class ..........................................................          (6,441,137)    (76,735,783)
                                                                                        -----------------------------
                                                                                         (88,430,269)   (531,131,115)
                                                                                        -----------------------------

Decrease in net assets derived from capital share transactions .................         (33,697,143)   (336,813,404)
                                                                                        -----------------------------
Net Increase (Decrease) in Net Assets ..........................................          18,570,022    (429,778,244)

Net Assets:
Beginning of period ............................................................         817,567,415   1,247,345,659
                                                                                        -----------------------------
End of period ..................................................................        $836,137,437   $ 817,567,415
                                                                                        =============================


                             See accompanying notes

Financial Highlights



Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware Growth and Income Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                         Ended                              Year Ended
                                                        5/31/01(1)   11/30/00  11/30/99    11/30/98    11/30/97    11/30/96
                                                       (Unaudited)
Net asset value, beginning of period .................   $15.290      $16.350   $19.120     $19.230     $17.520     $15.610

Income (loss) from investment operations:
  Net investment income(2) ...........................     0.034        0.151     0.221       0.280       0.280       0.340

  Net realized and unrealized gain (loss)
    on investments ...................................     0.977       (0.230)   (0.556)      1.930       3.610       3.210
                                                      ---------------------------------------------------------------------
  Total from investment operations ...................     1.011       (0.079)   (0.335)      2.210       3.890       3.550
                                                      ---------------------------------------------------------------------


Less dividends and distributions:
  Dividends from net investment income ...............    (0.011)      (0.213)   (0.235)     (0.240)     (0.330)     (0.350)

  Distributions from net realized gain
    on investments ...................................        --       (0.768)   (2.200)     (2.080)     (1.850)     (1.290)
                                                      ---------------------------------------------------------------------
  Total dividends and distributions ..................    (0.011)      (0.981)   (2.435)     (2.320)     (2.180)     (1.640)
                                                      ---------------------------------------------------------------------


Net asset value, end of period .......................   $16.290      $15.290   $16.350     $19.120     $19.230     $17.520
                                                      =====================================================================


Total return(3) ......................................     6.69%       (0.39%)   (2.00%)     12.70%      25.26%      24.89%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ............  $574,587     $577,400  $871,409  $1,006,642    $863,855    $670,912
  Ratio of expenses to average net assets ............     1.34%        1.35%     1.20%       1.13%       1.13%       1.11%
  Ratio of net investment income to average
    net assets .......................................    (0.45%)       1.02%     1.28%       1.52%       1.60%       2.21%
  Portfolio turnover .................................       99%          87%       94%         87%         69%         87%

------------

(1)  Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the six months ended May 31, 2001 and the years ended November 30, 1999 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware Growth and Income Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                        Ended                            Year Ended
                                                       5/31/01(1)    11/30/00   11/30/99    11/30/98    11/30/97   11/30/96
                                                      (Unaudited)
Net asset value, beginning of period .................   $15.250      $16.300   $19.090     $19.200     $17.460     $15.560

Income (loss) from investment operations:
  Net investment income(2) ...........................    (0.099)       0.047     0.100       0.151       0.170       0.230
  Net realized and unrealized gain (loss)
    on investments ...................................     1.049       (0.224)   (0.560)      1.917       3.600       3.200
                                                      ---------------------------------------------------------------------
  Total from investment operations ...................     0.950       (0.177)   (0.460)      2.068       3.770       3.430
                                                      ---------------------------------------------------------------------



Less dividends and distributions:
  Dividends from net investment income ...............        --       (0.105)   (0.130)     (0.098)     (0.180)     (0.240)
  Distributions from net realized gain
    on investments ...................................        --       (0.768)   (2.200)     (2.080)     (1.850)     (1.290)
                                                      ---------------------------------------------------------------------
  Total dividends and distributions ..................        --       (0.873)   (2.330)     (2.178)     (2.030)     (1.530)
                                                      ---------------------------------------------------------------------

  Net asset value, end of period .....................   $16.200      $15.250   $16.300     $19.090     $19.200     $17.460
                                                      =====================================================================


Total return(3) ......................................     6.30%       (1.05%)   (2.72%)     11.92%      24.45%      24.01%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ............  $151,926     $141,911  $213,533    $218,584    $135,737     $53,467

  Ratio of expenses to average net assets ............     2.04%        2.05%     1.90%       1.83%       1.83%       1.81%
  Ratio of net investment income to average
    net assets .......................................    (1.15%)       0.32%     0.58%       0.82%       0.90%       1.53%
  Portfolio turnover .................................       99%          87%       94%         87%         69%         87%


-----------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the six months ended May 31, 2001 and the years ended November 30, 1999 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                            Delaware Growth and Income Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                         Ended                             Year Ended
                                                       5/31/01(1)    11/30/00   11/30/99    11/30/98    11/30/97   11/30/96
                                                      (Unaudited)


Net asset value, beginning of period .................   $15.210      $16.270   $19.050     $19.160     $17.430     $15.610

Income (loss) from investment operations:
  Net investment income(2) ...........................     0.043        0.047     0.100       0.153       0.170       0.330
  Net realized and unrealized gain (loss)
    on investments ...................................     0.917       (0.234)   (0.550)      1.915       3.590       3.100
                                                      ------------------------------------------------------------------------------
  Total from investment operations ...................     0.960       (0.187)   (0.450)      2.068       3.760       3.430
                                                      ------------------------------------------------------------------------------


Less dividends and distributions:
  Dividends from net investment income ...............        --       (0.105)   (0.130)     (0.098)     (0.180)     (0.320)
  Distributions from net realized gain
    on investments ...................................        --       (0.768)   (2.200)     (2.080)     (1.850)     (1.290)
                                                      ------------------------------------------------------------------------------
  Total dividends and distributions ..................        --       (0.873)   (2.330)     (2.178)     (2.030)     (1.610)
                                                      ------------------------------------------------------------------------------


Net asset value, end of period .......................   $16.170      $15.210   $16.270     $19.050     $19.160     $17.430
                                                      ==============================================================================


Total return(3) ......................................     6.31%       (1.05%)   (2.71%)     12.00%      24.44%      24.04%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ............   $29,954      $28,350   $45,026     $48,683     $26,231      $7,591
  Ratio of expenses to average net assets ............     2.04%        2.05%     1.90%       1.83%       1.83%       1.81%
  Ratio of net investment income to average
    net assets .......................................    (1.15%)       0.32%     0.58%       0.82%       0.90%       1.53%

  Portfolio turnover .................................       99%          87%       94%         87%         69%         87%



----------
(1)  Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the six months ended May 31, 2001 and the years ended November 30, 1999 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware Growth and Income Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                        Ended                             Year Ended
                                                      5/31/01(1)     11/30/00   11/30/99    11/30/98    11/30/97    11/30/96
                                                     (Unaudited)


Net asset value, beginning of period .................   $15.300      $16.370   $19.150     $19.260     $17.570     $15.650

Income (loss) from investment operations:
  Net investment income(2) ...........................     0.058        0.196     0.273       0.346       0.350       0.370
  Net realized and unrealized gain (loss)
    on investments ...................................     1.202       (0.235)   (0.553)      1.917       3.600       3.230
                                                      ---------------------------------------------------------------------
  Total from investment operations ...................     1.260       (0.039)   (0.280)      2.263       3.950       3.600
                                                      ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ...............    (0.250)      (0.263)   (0.300)     (0.293)     (0.410)     (0.390)

  Distributions from net realized gain
    on investments ...................................        --       (0.768)   (2.200)     (2.080)     (1.850)     (1.290)
                                                      ---------------------------------------------------------------------
  Total dividends and distributions ..................    (0.250)      (1.031)   (2.500)     (2.373)     (2.260)     (1.680)
                                                      ---------------------------------------------------------------------


Net asset value, end of period .......................   $16.310      $15.300   $16.370     $19.150     $19.260     $17.570
                                                      =====================================================================


Total return(3) ......................................     6.77%       (0.05%)   (1.68%)     13.07%      25.65%      25.24%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ............   $79,671      $69,906  $117,377    $112,381     $78,813     $45,958
  Ratio of expenses to average net assets ............     1.04%        1.05%     0.90%       0.83%       0.83%       0.81%
  Ratio of net investment income to average
    net assets .......................................    (0.15%)       1.32%     1.58%       1.82%       1.90%       2.53%
  Portfolio turnover .................................       99%          87%       94%         87%         69%         87%

------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the six months ended May 31, 2001 and the years ended November 30, 1999 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.


                             See accompanying notes

Notes to Financial Statements



May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Equity Funds II is organized as a Delaware business trust and offers five series: the Delaware Blue Chip Fund, the Delaware Decatur Equity Income Fund, the Delaware Diversified Value Fund, the Delaware Growth and Income Fund, and the Delaware Social Awareness Fund. These financial statements and related notes pertain to the Delaware Growth and Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Delaware Growth and Income Fund is to seek capital appreciation with current income as a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the

--------------------------------------------------------------------------------
respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $9,503 for the period ended May 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended May 31, 2001 were approximately $6,599. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at a rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting, and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

For the period ended May 31, 2001, DDLP earned $45,336 for commissions on sales of the Fund's Class A shares.
                                                                              15

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
At May 31, 2001, the Fund had liabilities payables to affiliates as follows:

Investment management fee payable to DMC .............................  $ 48,300
Dividend disbursing,transfer agent fees, accounting
  and other expenses payable to DSC ..................................  $113,062
Other expenses payable to DMC and affiliates .........................  $ 12,139

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended May 31, 2001, the Fund made purchases of $405,011,351 and sales of $432,273,709 of investment securities other than U.S. government securities and short-term investments.

At May 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At May 31, 2001, the cost of investments was $728,701,850. At May 31, 2001, the net unrealized appreciation was $114,164,471 of which $142,462,510 related to unrealized appreciation of investments and $28,298,039 related to unrealized depreciation of investments.

For federal income tax purposes, the Delaware Growth and Income Fund had accumulated capital losses at May 31, 2001 of $74,154,287, which may be carried forward and applied against future capital gains. The capital loss carryforward expires in 2008.

4. Capital Shares

Transactions in capital shares were as follows:

                                     Six Months      Year
                                       Ended         Ended
                                       5/31/01      11/30/00
                                     (Unaudited)
Shares sold:
  Class A . . . . . . . . . . . . . . 1,487,947     4,463,759
  Class B . . . . . . . . . . . . . .   952,854     1,567,217
  Class C . . . . . . . . . . . . . .   269,359       609,808
  Institutional Class . . . . . . . .   710,071     2,016,631

Shares issued upon reinvestment
  of distributions:
  Class A . . . . . . . . . . . . . .    24,305     3,131,471
  Class B . . . . . . . . . . . . . .        36       692,125
  Class C . . . . . . . . . . . . . .        --       146,334
  Institutional Class . . . . . . . .     7,350       487,273
                                      ---------    ----------
                                      3,451,922    13,114,618
                                      ---------    ----------
Shares repurchased:
  Class A . . . . . . . . . . . . .  (4,008,890)  (23,122,668)
  Class B . . . . . . . . . . . . . .  (882,983)   (6,048,078)
  Class C . . . . . . . . . . . . . .  (279,990)   (1,659,758)
  Institutional Class . . . . . . . .  (402,584)   (5,106,899)
                                      ---------    ----------
                                     (5,574,447)  (35,937,403)
                                      ---------    ----------
Net decrease . . . . . . . . . . .   (2,122,525)  (22,822,785)
                                      =========    ==========

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of May 31, 2001, or at any time during the period.

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


Growth of Capital                              International and Global              Tax-Exempt Income
o    Technology and Innovation              o    Emerging Markets Fund         o    National High-Yield
      Fund                                  o    Overseas Equity Fund+               Municipal Bond Fund
o    American Services Fund                 o    New Pacific Fund+             o    Tax-Free USA Fund
o    Select Growth Fund                     o    International Value           o    Tax-Free Insured Fund
o    Trend Fund                                   Equity Fund***               o    Tax-Free USA
o    Growth Opportunities                                                              Intermediate Fund
     Fund                                   Current Income                     o    State Tax-Free Funds*
o    Small Cap Value Fund                   o    Delchester Fund
o    U.S. Growth Fund                       o    High-Yield                    Stability of Principal
o    Tax-Efficient Equity                         Opportunities Fund           o    Cash Reserve Fund
     Fund+                                  o    Strategic Income              o    Tax-Free Money Fund
o    Social Awareness Fund                        Fund
o    Core Equity Fund**                     o    Corporate Bond Fund           Asset Allocation
                                            o    Extended Duration             o    Foundation Funds
Total Return                                      Bond Fund                          Growth Portfolio
o    Blue Chip Fund+                        o    American Government                 Balanced Portfolio
o    Devon Fund                                   Bond Fund                          Income Portfolio
o    Growth and Income                      o    U.S. Government
      Fund                                        Securities Fund+
o    Decatur Equity                         o    Limited-Term
      Income Fund                                 Government Fund
o    REIT Fund
o    Balanced Fund


  *Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa+, Kansas+, Minnesota, Missouri, Montana+, New Jersey+, New Mexico+, New York, North Dakota+, Oregon, Pennsylvania, and Wisconsin+. Insured and intermediate bond funds are available in selected states.

 **Formerly Growth Stock Fund.

***Formerly International Equity Fund.

  +Closed to new investors effective April 23, 2001.

DELAWARE
INVESTMENTS(SM)
--------------
A member of Lincoln Fiancial Group(R)



For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions
Representatives Only
800 659-2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Growth and Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Growth and Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                                 Thomas F. Madison                              Investment Manager
                                                  President and Chief Executive Officer          Delaware Management Company
Charles E. Haldeman, Jr.                          MLM Partners, Inc.                             Philadelphia, PA
Chairman                                          Minneapolis, MN
Delaware Investments Family of Funds                                                             International Affiliate
Philadelphia, PA                                  Janet L. Yeomans                               Delaware International Advisers Ltd
                                                  Vice President and Treasurer                   London, England
Walter P. Babich                                  3M Corporation St.
Board Chairman                                    Paul, MN                                       National Distributor
Citadel Constructors, Inc.                                                                       Delaware Distributors, L.P.
King of Prussia, PA                                                                              Philadelphia, PA

David K. Downes                                   AFFILIATED OFFICERS                            Shareholder Servicing, Dividend
President and Chief Executive Officer                                                            Disbursing and Transfer Agent
Delaware Investments Family of Funds              William E. Dodge                               Delaware Service Company, Inc.
Philadelphia, PA                                  Executive Vice President and                   Philadelphia, PA
                                                  Chief Investment Officer, Equity
John H. Durham                                    Delaware Investments Family of Funds           2005 Market Street
Private Investor                                  Philadelphia, PA                               Philadelphia, PA 19103-7057
Horsham, PA
                                                  Jude T. Driscoll
John A. Fry                                       Executive Vice President and
Executive Vice President                          Head of Fixed Income
University of Pennsylvania                        Delaware Investments Family of Funds
Philadelphia, PA                                  Philadelphia, PA

Anthony D. Knerr                                  Richard J. Flannery
Consultant                                        President and Chief Executive Officer
Anthony Knerr & Associates                        Delaware Distributors, L.P.
New York, NY                                      Philadelphia, PA

Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC
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(4783)                                                        Printed in the USA
SA-018 [05/01]CG 7/01                                                      J7227